UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2011
ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20278	75-2274963

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1329 Millwood Road McKinney, Texas	75069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Encore Wire Corporation, a Delaware corporation (the “Company”), is filing this amendment to its Form 8-K filed on May 4, 2011 (the “Report”) to correct an inadvertent clerical error in Item 5.07. As the Report was originally filed, the table reporting the results of the third matter voted upon by the stockholders contained two columns with the heading “Number of Shares Voted for 2 YEARS.” As corrected in this amendment to the Report, the third column from the left should have the heading “Number of Shares Voted for 3 YEARS.”

Item 5.07	Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of the Company was held at the Company’s corporate offices at 1329 Millwood Road, McKinney, Texas, 75069, at 9:00 a.m., local time, on May 3, 2011.
The Board of Directors of the Company solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934. There was no solicitation in opposition to the Board of Directors’ nominees for director as listed in the proxy statement, and all of such nominees were duly elected as reported below.
Out of a total of 23,220,275 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 22,369,959.55 shares were present in person or by proxy, representing approximately 96.34% of the outstanding shares.
The first matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was the election of directors. The following table presents the number of shares voted for and number of shares withheld from each nominee for director.

Director Nominee	Number of Votes Received	Number Withheld
Donald E. Courtney	19,967,234.99	103,457.56
Thomas L. Cunningham	19,972,718.55	97,974.00
Daniel L. Jones	19,977,050.99	93,641.56
William R. Thomas III	19,961,474.99	109,217.56
Scott D. Weaver	19,964,099.99	106,592.56
John H. Wilson	19,554,438.99	516,253.56
The second matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

19,463,958.99	152,617.00	454,113.56	2,299,270.00
The third matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a proposal to determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years. The following table presents the number of shares voted for each alternative, the number of shares that abstained from such proposal and the number of broker non-votes.

Number of Shares Voted for 1 YEAR	Number of Shares Voted for 2 YEARS	Number of Shares Voted for 3 YEARS	Number of Shares ABSTAINING	Broker Non-Votes

10,238,268.00	300,338.12	9,133,630.60	387,089.00	2,299,273.00
The fourth matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve Ernst & Young LLP as the auditor of the Company’s financial statements for the year ending December 31, 2011. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

22,133,457.99	229,449.00	7,052.56	0.00

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION
Date: May 5, 2011	By:	/s/ FRANK J. BILBAN
Frank J. Bilban,
Vice President — Finance, Chief Financial Officer, Treasurer and Secretary